UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2017

Date of Report (Date of earliest event reported)

NCS Multistage Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38071	46-1527455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19450 State Highway 249, Suite 200

Houston, Texas 77070

(Address of principal executive offices) (Zip code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Introductory Note

On August 31, 2017, NCS Multistage Holdings, Inc. (the “Company”) consummated the previously announced acquisition of Spectrum Tracer Services, LLC, an Oklahoma limited liability company (“Spectrum”), pursuant to that certain Agreement and Plan of Merger, dated as of August 30, 2017 (the “Merger Agreement”), by and among Spectrum, the Company, Pioneer Investment, Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company (“Pioneer Investment”), Spartan Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Pioneer Investment (“Merger Sub”) and STSR LLC, an Oklahoma limited liability company, solely in its capacity as the Representative (as defined in the Merger Agreement). The acquisition was accomplished, pursuant to the terms of the Merger Agreement, through the merger of Merger Sub with and into Spectrum, with Spectrum continuing as the surviving entity and an indirect wholly owned subsidiary of the Company (the “Merger”).  In accordance with the terms of the Merger Agreement, the Company acquired 100% of the equity interests in Spectrum in exchange for $80 million, on a cash-free, debt-free basis, which was comprised of (i) $73 million in cash (the “Cash Consideration”) and (ii) 0.4 million shares of common stock of the Company, par value $0.01 per share (“Company Common Stock”), which shares of Company Common Stock were issued to certain unitholders of Spectrum (the “Rollover Members”) who elected to receive a portion of the Consideration payable to them in equity (the “Equity Consideration” and together with the Cash Consideration, the “Consideration”), pursuant to the Contribution Agreement (as defined below).

Item 1.01     Entry into a Material Definitive Agreement.

Contribution Agreement

On August 31, 2017, immediately prior to consummation of the Merger, the Company entered into and consummated a Contribution Agreement (the “Contribution Agreement”) with the Rollover Members. Pursuant to the terms of the Contribution Agreement, the Rollover Members contributed a portion of their equity interests in Spectrum in exchange for Company Common Stock, comprising the Equity Consideration (such exchange, the “Contribution”).

The Contribution Agreement contains customary representations and warranties regarding the Contribution, including those relating to equity issuances by Spectrum and the Company. The parties have agreed to make all claims for indemnification subject to the indemnification provisions contained within the Merger Agreement.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Contribution Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Amendment No 1. To Amended and Restated Credit Agreement

On August 31, 2017, the Company entered into that certain Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) amending the Amended and Restated Credit Agreement dated as of May 4, 2017 (the “Credit Agreement”), by and among the Company, Pioneer Intermediate, Inc., Pioneer Investment, as borrower (the “US Borrower”), NCS Multistage Inc., as borrower (the “Canadian Borrower”), and the lenders party thereto, Wells Fargo Bank, National Association as administrative agent in respect of the US Facility (as defined below) and Wells Fargo Bank, National Association, Canadian Branch, as administrative agent in respect of the Canadian Facility (as defined below).

The Amendment increases the loan commitment available under the senior secured revolving credit facility available to the US Borrower (the “US Facility”) from $25.0 million to $50.0 million. The loan commitment available under the senior secured revolving credit facility available to the Canadian Borrower (the “Canadian Facility”) remains $25.0 million.

The foregoing description of the Amendment to the Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein in this Item 1.01 by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.

To the extent required, the information set forth under “Introductory Note” and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. A copy of the Merger Agreement is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 30, 2017, and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference into this Item 2.03.

Item 3.02     Unregistered Sales of Equity Securities.

The information set forth under “Introductory Note” and Item 1.01 of this Current Report on Form 8-K with respect to the issuance by the Company of Company Common Stock to the Rollover Members is incorporated herein by reference. This issuance of the Company Common Stock was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2).

Item 7.01     Regulation FD Disclosure

On September 1, 2017, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information presented under Item 7.01 of this Form 8-K and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The Company will file the financial statements required by Rule 3-05(b) of Regulation S-X by amendment to this Current Report on Form 8-K not later than 71 calendar days following the date on which this Current Report was required to be filed.

(b)	Pro forma financial information.

The Company will file the pro forma financial statements required by Article 11 of Regulation S-X by amendment to this Current Report on Form 8-K not later than 71 calendar days following the date on which this Current Report was required to be filed.

(d)	Exhibits.

Exhibit
Number	Description

10.1	Contribution Agreement by and among NCS Multistage Holdings, Inc. and certain unitholders of Spectrum Tracer Services, LLC, as identified therein, dated as of August 31, 2017.
10.2

Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 31, 2017, by and among NCS Multistage Holdings, Inc., Pioneer Intermediate, Inc., Pioneer Investment, Inc., as US Borrower, NCS Multistage Inc., as Canadian Borrower, Wells Fargo Bank, National Association, as US Administrative Agent, Issuing Lender and Swing Line Lender, Wells Fargo Bank, National Association, Canadian Branch, as Canadian Administrative Agent and the Lenders party thereto as Lenders.

99.1	Press Release, dated as of September 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2017	NCS Multistage Holdings, Inc.

	By:	/s/ Ryan Hummer
Ryan Hummer
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Contribution Agreement by and among NCS Multistage Holdings, Inc. and certain unitholders of Spectrum Tracer Services, LLC, as identified therein, dated as of August 31, 2017.
10.2

Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 31, 2017, by and among NCS Multistage Holdings, Inc., Pioneer Intermediate, Inc., Pioneer Investment, Inc., as US Borrower, NCS Multistage Inc., as Canadian Borrower, Wells Fargo Bank, National Association, as US Administrative Agent, Issuing Lender and Swing Line Lender, Wells Fargo Bank, National Association, Canadian Branch, as Canadian Administrative Agent and the Lenders party thereto as Lenders.

99.1	Press Release, dated as of September 1, 2017.